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                                                                   EXHIBIT 10.13


                              E-TEK DYNAMICS, INC

                          1997 EQUITY INCENTIVE PLAN

                           AS ADOPTED JUNE 27, 1997

     1.   PURPOSE. The purpose of this Plan is to provide incentives to attract,
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retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

     2.   SHARES SUBJECT TO THE PLAN.
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          2.1  Number of Shares Available. Subject to Sections 2.2 and 17, the
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total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,555,555 Shares (post 493.72476 for one stock-split to be effectuated by the filing of Amended and Restated Articles of Incorporation of the Company in connection with that certain Recapitalization Agreement (the "RECAPITALIZATION AGREEMENT") made as of June 27, 1997 by and among the Company and the other signatories thereto) (less any Shares sold by the Company to its employees in connection with the transactions contemplated by the Recapitalization Agreement) or such lesser number of Shares as permitted under
Section 260.140.45 of Title 10 of the California Code of Regulations. Subject to Sections 2.2 and 17, Shares will again be available for grant and issuance in connection with future Awards under this Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option or (b) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted under this Plan.

          2.2  Adjustment of Shares. In the event that the number of outstanding
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shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share
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will not be issued but will either be paid in cash at Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

     3.   ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only
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to employees (including officers and directors who are also employees) of the
Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide
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services not in connection with the offer and of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

     4.   ADMINISTRATION.
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          4.1  Committee Authority. This Plan will be administered by the
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Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
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          (b)  prescribe, amend and rescind rules and regulations relating to this Plan;

          (c)  select persons to receive Awards;

          (d)  determine the form and terms of Awards;

          (e) determine the number of Shares or other consideration subject to Awards;

          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

          (g)  grant waivers of Plan or Award conditions;

          (h)  determine the vesting, exercisability and payment of Awards;

          (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

          (j)  determine whether an Award has been earned; and

          (k) make all other determinations necessary or advisable for the administration of this Plan.

          4.2  Committee Discretion. Any determination made by the Committee
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with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, and subject to Section 5.9, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan.

     5.   OPTIONS. The Committee may grant Options to eligible persons and will
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determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1  Form of Option Grant. Each Option granted under this Plan will be
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evidenced by an Award Agreement which will expressly identify the Option as an
ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2  Date of Grant. The date of grant of an Option will be the date on
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which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3  Exercise Period. Options may be exercisable immediately (subject
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to repurchase pursuant to Section 11 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option
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will be exercisable after the expiration of ten (10) years from the date the
Option is granted; and provided further that no ISO granted to a person who
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directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to

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earlier termination of the Option as provided herein, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of at least twenty percent (20%) per year over five (5) years from the date such Option is granted.

          5.4  Exercise Price. The Exercise Price of an Option will be
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determined by the Committee when the Option is granted and may not be less than
85% of the Fair Market Value of the Shares on the date of grant; provided that
(i) the Exercise Price of an ISO will not be less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 7 of this Plan.

          5.5  Method of Exercise. Options may be exercised only by delivery to
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the Company of a written stock option exercise agreement (the "EXERCISE
AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

          5.6  Termination. Subject to earlier termination pursuant to Sections
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17 and 18 and notwithstanding the exercise periods set forth in the Stock Option
Agreement, exercise of an Option will always be subject to the following:

               (a) If the Participant is Terminated for any reason except death, Disability or for Cause, then the Participant may exercise such Participant's Options only to the extent that such Options are exercisable upon the Termination Date no later than three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five
                    (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

               (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three
                    (3) months after a Termination other than because of Participant's Disability or Cause), then Participant's Options may be exercised only to the extent that such Options are exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an
                    NQSO) but in any event no later than the expiration date of the Options.

               (c) If the Participant is terminated for Cause, then Participant's Options shall expire on such Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

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          5.7  Limitations on Exercise. The Committee may specify a reasonable
               -----------------------
minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8  Limitations on ISOs. The aggregate Fair Market Value (determined
               -------------------
as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 below) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9  Modification, Extension or Renewal. The Committee may modify,
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extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10 No Disqualification. Notwithstanding any other provision in this
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Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6.   RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company
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to sell to an eligible person Shares that are subject to restrictions. The
Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1  Form of Restricted Stock Award. All purchases under a Restricted
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Stock Award made pursuant to this Plan will be evidenced by an Award Agreement
("RESTRICTED STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2  Purchase Price. The Purchase Price of Shares sold pursuant to a
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Restricted Stock Award will be determined by the Committee and will be at least
85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 100% of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 7 of this Plan.

          6.3  Restrictions. Restricted Stock Awards may be subject to the
               ------------
restrictions set forth in Section 11 of this Plan or such other restrictions not inconsistent with Section 25102(o) of the California Corporations Code.

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     7.   PAYMENT FOR SHARE PURCHASES.
          ---------------------------

          7.1  Payment. Payment for Shares purchased pursuant to this Plan may
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be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law;

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

          (c) by tender of a full or half recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

          (d) by waiver of compensation due or accrued to the Participant for services rendered;

          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (f)  by any combination of the foregoing.

          7.2  Loan Guarantees. The Committee may help the Participant pay for
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Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     8.   WITHHOLDING TAXES.
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          8.1  Withholding Generally. Whenever Shares are to be issued in
               ---------------------
satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          8.2  Stock Withholding. When, under applicable tax laws, a Participant
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incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the

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Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

     9.   PRIVILEGES OF STOCK OWNERSHIP.
          -----------------------------

          9.1  Voting and Dividends. No Participant will have any of the rights
               --------------------
of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11. The Company will comply with
Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

          9.2  Financial Statements. The Company will provide financial
               --------------------
statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding, or as otherwise required or permitted under
Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     10.  TRANSFERABILITY. Awards granted under this Plan, and any interest
          ---------------
therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

     11.  RESTRICTIONS ON SHARES.
          ----------------------

          11.1 Right of First Refusal. At the discretion of the Committee, the
               ----------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, provided, that such right of first refusal terminates upon the Company's initial
--------
public offering of Common Stock pursuant an effective registration statement filed under the Securities Act.

          11.2 Right of Repurchase. At the discretion of the Committee, the
               -------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness following such Participant's Termination at any time within the later of ninety (90) days after the Participant's Termination Date and the date the Participant purchases Shares under the Plan at the Participant's Exercise Price or Purchase Price, as the case may be, provided, that unless the Participant is an officer, director or
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consultant of the Company or of a Parent or Subsidiary of the Company, such right of repurchase lapses at the rate of at least twenty percent (20%) per year over five (5) years from: (A) the date of grant of the Option or (B) in the case of Restricted Stock, the date the Participant purchases the Shares.

     12.  CERTIFICATES. All certificates for Shares or other securities
          ------------
delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

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

     13.  ESCROW: PLEDGE OF SHARES. To enforce any restrictions on a
          ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may
                                   --------  -------
require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     14.  EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from
          -----------------------------
time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     15.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. This Plan is intended
          ----------------------------------------------
to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     16.  NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted
          -----------------------
under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

     17.  CORPORATE TRANSACTIONS.
          ----------------------

          17.1 Assumption or Replacement of Awards by Successor. In the event of
               ------------------------------------------------
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or
                                                       ----- ----
consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of all or substantially all of the assets of the Company, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 17.1. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 17.1, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine.

          17.2 Other Treatment of Awards. Subject to any greater rights granted
               -------------------------
to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

          17.3 Assumption of Awards by the Company. The Company, from time to
               -----------------------------------
time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable
 ------
upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     18.  ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on
          ---------------------------------
the date that it is adopted by the Board (the "EFFECTIVE DATE"). This Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that no Option may be exercised prior
                       --------  -------
to shareholder approval of this Plan. In the event that initial shareholder approval is not obtained within twelve (12) months before or after the date this Plan is adopted by the Board, all Awards granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled and any purchase of Shares hereunder will be rescinded.

     19.  TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided
          --------------------------
herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

     20.  AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9, the Board
          --------------------------------
may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the
                       --------  -------
approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

     21.  NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the
          --------------------------
Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     22.  DEFINITIONS. As used in this Plan, the following terms will have the
          -----------
following meanings:

          "AWARD" means any award under this Plan, including any Option or Restricted Stock Award.

          "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "BOARD" means the Board of Directors of the Company.

          "CAUSE" means Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud,
(ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant's service as an employee, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Participant, (iv) Participant's disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

          "COMPANY" means E-Tek Dynamics, Inc., or any successor corporation.

          "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                                    -----------------------

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                           -----------------------

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall
                                                                        --------
               Street Journal (or, if not so reported, as otherwise reported by
               --------------
               any newspaper or other source as the Board may determine); or

          (d) if none of the foregoing is applicable, by the Committee in good faith.

          "OPTION" means an award of an option to purchase Shares pursuant to
Section 5.

          "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "PARTICIPANT" means a person who receives an Award under this Plan.

          "PLAN" means this E-Tek Dynamics, Inc. 1997 Equity Incentive Plan, as amended from time to time.

          "PURCHASE PRICE" the price at which a Participant may purchase Restricted Stock.

          "RESTRICTED STOCK" means Shares purchased pursuant to a Restricted Stock Award.

          "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section
6.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

          "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of any participant on
(i) sick leave, (ii) military leave or (iii) on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

          "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

          "VESTED SHARES" means "Vested Shares" as defined in the Award
Agreement.

                             E-TEK DYNAMICS, INC.

                          1997 EQUITY INCENTIVE PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Restricted Stock Purchase Agreement ("AGREEMENT") is made and entered into as of ______________, 1997 (the "EFFECTIVE DATE") by and between E-Tek Dynamics, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1997 Equity Incentive Plan (the "PLAN").

PURCHASER:

SOCIAL SECURITY NUMBER:

ADDRESS:

TOTAL NUMBER OF SHARES:

PURCHASE PRICE PER SHARE:

TOTAL PURCHASE PRICE:

     1.   PURCHASE OF SHARES.
          ------------------

          1.1  PURCHASE OF SHARES. On the Effective Date and subject to the
               ------------------
terms and conditions of this Agreement and the Plan, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above of the Company's Common Stock at the Purchase Price Per Share as set forth above (the "PURCHASE PRICE PER SHARE") for a Total Purchase Price as set forth above (the "PURCHASE PRICE"). As used in this Agreement, the term "SHARES" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

          1.2  TITLE TO SHARES. The exact spelling of the name(s) under which
               ---------------
Purchaser will take title to the Shares is:

     __________________________________________________
     __________________________________________________

Purchaser desires to take title to the Shares as follows:

     [ ]  Individual, as separate property
     [ ]  Husband and wife, as community property
     [ ]  Joint Tenants
     [ ] Alone or with spouse as trustee(s) of the following trust (including date):

               __________________________________________________
               __________________________________________________

     [ ]  Other; please specify: ___________________________________________
               ____________________________________________________________

          1.3  PAYMENT. Purchaser hereby delivers payment of the Purchase Price
               -------
as follows (check and complete as appropriate):

     [ ] in cash (by check) in the amount of $_____________, receipt of which is acknowledged by the Company;

     [ ] by tender of a Secured Half Recourse Promissory Note in the principal amount of $_____________, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

     2.   DELIVERY.
          --------

          2.1  DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company
               -----------------------
(i) this Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the
                                               ---------
"STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), and (iii) the Purchase Price by delivery of a check and/or a Secured Half Recourse Promissory Note in the form of Exhibit 3 and (iv) a Stock Pledge
                                        ---------
Agreement in the form of Exhibit 4, executed by Purchaser (the "PLEDGE
                         ---------
AGREEMENT").

          2.2  DELIVERIES BY THE COMPANY. Upon its receipt of the Purchase Price
               -------------------------
and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 11 until expiration or termination of the Company's Repurchase Option and Right of First Refusal described in Sections 8 and 9; provided, however, that the Shares will be retained in escrow so long as they
--------  -------
are subject to the Pledge Agreement, if applicable.

     3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and
          -------------------------------------------
warrants to the Company that:

          3.1  AGREES TO TERMS OF THE PLAN AND THIS AGREEMENT. Purchaser has
               ----------------------------------------------
received a copy of the Plan and this Agreement, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon purchase and disposition of the Shares, and that Purchaser should consult a tax adviser prior to such purchase or disposition.

          3.2  PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing
               ---------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          3.3  ACCESS TO INFORMATION. Purchaser has had access to all
               ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.4  UNDERSTANDING OF RISKS. Purchaser is fully aware of: (i) the
               ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ---
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          3.5  NO GENERAL SOLICITATION. At no time was Purchaser presented with
               -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     4.   COMPLIANCE WITH SECURITIES LAWS.
          -------------------------------

          4.1  COMPLIANCE WITH FEDERAL SECURITIES LAWS. Purchaser understands
               ---------------------------------------
and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of this Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

          4.2  COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE PLAN AND THIS
               ------------------------------------------
AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE. ANY PROVISION OF THIS AGREEMENT WHICH IS INCONSISTENT WITH
SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   RESTRICTED SECURITIES.
          ---------------------

          5.1  NO TRANSFERS UNLESS REGISTERED OR EXEMPT. Purchaser understands
               ----------------------------------------
that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          5.2  SEC RULE 144. In addition, Purchaser has been advised that SEC
               ------------
Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and
                                                                             ---
paid for (within the meaning of Rule 144), before they may be resold under Rule
--------
144. Purchaser understands that Shares paid for with a promissory note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

          5.3  SEC RULE 701. The Shares are issued pursuant to SEC Rule 701
               ------------
promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

     6.   RESTRICTIONS ON TRANSFERS.
          -------------------------

          6.1  DISPOSITION OF SHARES. Purchaser hereby agrees that Purchaser
               ---------------------
will make no disposition of the Shares (other than a permitted transfer under Section 9.6) unless and until:

               (a) Purchaser has notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser has complied with all requirements of this Agreement applicable to the disposition of the Shares;

               (c) Purchaser has provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act, or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

               (d) Purchaser has provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in
Section 4.2.

          6.2  RESTRICTION ON TRANSFER. Purchaser shall not transfer, assign,
               -----------------------
grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Option or the Company's Right of First Refusal, except as permitted by this Agreement.

          6.3  TRANSFEREE OBLIGATIONS. Each person (other than the Company) to
               ----------------------
whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such shares would be so subject if retained by the Purchaser.

     7.   MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities. Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify.

     8.   COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its
          -----------------------------------------------
assignee, shall have the option to repurchase the Purchaser's Unvested Shares (as defined in Section 8.2 below) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Purchaser is Terminated (as defined in the
Plan) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary registration or termination by the Company with or without Cause.

          8.1  TERMINATION AND TERMINATION DATE. In case of any dispute as to
               --------------------------------
whether Purchaser is Terminated, the Committee shall have sole discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "TERMINATION DATE").

          8.2  UNVESTED AND VESTED SHARES. Shares that are vested pursuant to
               --------------------------
the schedule set forth in this Section 8.2 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in this Section 8.2 are "UNVESTED SHARES." Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. On the Effective Date all of the Shares will be Unvested Shares. Provided that Purchaser continues to provide services to the Company or to any parent or Subsidiary of the Company at all times from the Effective Date until September 1, 1997, (the "FIRST VESTING DATE"), then on the First Vesting Date one forty-eighth (1/48) of the Shares will become Vested Shares; and thereafter, for so long (and only for so long) as Purchaser continuously provides services to the Company or to any parent or Subsidiary of the Company at all times after the First Vesting Date, an additional one forty-eighth (1/48) of the Shares will become Vested Shares at the end of each full succeeding month elapsed after the First Vesting Date until the Shares are vested with respect to one hundred percent (100%) of the Shares; provided that, to the extent Purchaser is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, the Shares will vest at least as rapidly as the rate of twenty percent (20%) for each of five (5) full years following the Effective Date. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share. No Shares will become Vested Shares after the Termination Date. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan.

          8.3  EXERCISE OF REPURCHASE OPTION. At any time within ninety (90)
               -----------------------------
days after the Termination Date, the Company, or its assignee(s), may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

          8.4  CALCULATION OF REPURCHASE PRICE. The Company or its assignee(s)
               -------------------------------
shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Purchaser's Unvested Shares at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock split or similar change in the capital structure of the Company as set forth in
Section 2.2 of the Plan).

          8.5  PAYMENT OF REPURCHASE PRICE. The repurchase price shall be
               ---------------------------
payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

          8.6  RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement shall
               -------------------------------
be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with the Company (or any Parent or Subsidiary of the Company) at any time for any reason or no reason, with or without Cause.

     9.   COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or
          --------------------------------
otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

          9.1  NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall
               ---------------------------
deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

          9.2  EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
               ----------------------------------
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with Section 9.3 below.

          9.3  PURCHASE PRICE. The purchase price for the Offered Shares
               --------------
purchased under this Section will be equal to the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

          9.4  PAYMENT. Payment of the purchase price for the Offered Shares
               -------
will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          9.5  HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed
               --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or
                                                      --------
other transfer is consummated within one hundred twenty (120) days after the date of the Notice, and provided further, that (i) any such sale or other
                        -------- -------
transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          9.6  EXEMPT TRANSFERS. Notwithstanding anything to the contrary in
               ----------------
this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Purchaser or Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or Purchaser's spouse.

          9.7  TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal
               -------------------------------------
will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

     10.  RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this
          ---------------------
Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that the Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this

Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     11.  ESCROW. As security for Purchaser's faithful performance of this
          ------
Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or release of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal; provided, however, that the Shares will be retained in escrow so long
         --------  -------
as they are subject to the Pledge Agreement.

     12.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          12.1  LEGENDS. Purchaser understands and agrees that the Company will
                -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT (THE "AGREEMENT") BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

     THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY UNDER SUBDIVISION (e) OF SECTION 705 OF THE CALIFORNIA CORPORATIONS CODE AS PROVIDED IN THE AGREEMENT.

          12.2  STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure
                --------------------------
compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          12.3  REFUSAL TO TRANSFER. The Company will not be required (i) to
                -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     13.  SALE OF THE COMPANY.
          -------------------

          13.1  APPOINTMENT OF PROXY. Purchaser hereby appoints Summit/E-Tek
                --------------------
Holdings, L.L.C. ("HOLDINGS") as his or her true and lawful proxy and attorney-in-fact, with full power of substitution, to vote the Shares and other voting securities of the Company for the approval and consummation of an Approved Sale and all such other matters as expressly provided for in this Section 13. The proxy and power granted by Purchaser pursuant to this Section 13.1 are (or, in the case of any subsequent proxies, will be) coupled with an interest and are (or, in the case of any subsequent proxies, will be) granted in accordance with the provisions of Section 705 of the California Corporations Code and shall each be valid (and irrevocable) until the consummation of an Approved Sale. The proxy and power granted by Purchaser pursuant to this Section 13.1 (and any subsequent proxies and powers granted by Purchaser as contemplated below) may, at the request of Holdings, be embodied in one or more separate instruments containing terms consistent with the terms set forth in this Section 13.1, and in such case Purchaser agrees to promptly execute and deliver each such separate instrument or instruments. Purchaser acknowledges that the proxy granted hereby is irrevocable in accordance with the provisions of Section 705(e) of the California Corporations Code until the consummation of an Approved Sale and is given to secure Purchaser's obligation to vote the Shares and other voting securities of the Company held by Purchaser for the approval and consummation of an Approved Sale.

          13.2  APPROVED SALE. For the purposes of this Section 13, an "APPROVED
                -------------
SALE" shall mean any sale of all or substantially all (or any agreement to sell all or substantially all) of the Company's assets determined on a consolidated basis or any sale or exchange of all or substantially all (or any agreement to sell or exchange substantially all) of the Company's outstanding capital stock (whether by merger, sale, recapitalization, consolidation, reorganization, combination or otherwise) to any Person or Persons which is approved by the Board and the holders of a majority of the Shares then held by the Investors; provided that no such transaction or contemplated transaction shall constitute an Approved Sale hereunder unless: (i) upon the consummation of the Approved Sale, all of the holders of Common Stock and Preferred Stock (on an as converted to Common Stock basis) shall receive the same form and amount of consideration per share of Common Stock, or if any holders of Common Stock or Preferred Stock are given an option as to the form and amount of consideration to be received, all holders shall be given the same option: and (ii) all holders of Shares representing then currently exercisable rights to acquire shares of Common Stock (including all holders of Preferred Stock) shall be given an opportunity to either (A) exercise such rights (including conversion rights in the case of the holders of Preferred Stock) prior to the consummation of the Approved Sale and participate in such sale as holders of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by the holders of Common Stock in connection with the Approved Sale less the exercise price (if any) per share of Common Stock of such rights to acquire Common Stock by (2) the number of shares of Common Stock represented by such then currently exercisable rights, and in the case if both clause (A) and clause (B) above, such holders of rights to acquire shares of Common Stock shall also receive upon the exercise exchange of such rights such additional consideration, if any, as may be payable in connection with such exercise or exchange (including, with respect to the Preferred Stock, all accrued and unpaid dividends thereon payable pursuant to the terms of the Articles of Incorporation). The following definitions shall apply for the purposes of this Section 13.2 only:

                (i) "PERSON" shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof;

                (ii) "SHARES" shall mean (a) any Common Stock purchased or otherwise acquired by any Shareholder, (b) any Common Stock issued or issuable directly or indirectly upon the conversion, exercise or exchange of any securities purchased or otherwise acquired by any Shareholder which are convertible into or exercisable or exchangeable for Common Stock (including the Preferred Stock and any stock options granted by the Company) and (c) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (a) or (b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular securities constituting Shares hereunder, such securities shall cease to be Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; other than in this Section 13.2 and as expressly noted in Section 13.3, the term "SHARES" shall have the meaning ascribed to it in Section 1.1;

                (iii) "INVESTORS" shall mean the Persons who purchased shares of the Company's Preferred Stock pursuant to that certain Recapitalization Agreement dated as of June 27, 1997;

                (iv) "SHAREHOLDERS" shall collectively mean the Persons who owned shares of the Company's Common Stock or Preferred Stock immediately after the July 23, 1997 recapitalization of the Company;

                (v) "PREFERRED STOCK" shall mean the Company's Class A Convertible Preferred Stock; and

                (vi) "ARTICLES OF INCORPORATION" shall mean the Company's Amended and Restated Articles of Incorporation as in effect from time to time.

          13.3  SALE OF STOCK. If the Approved Sale is structured as a sale of
                -------------
stock, Purchaser shall agree to sell the Shares on the terms and conditions approved by the Board and the holders of a majority of the Shares (as such term is defined in Section 13.2) held by the Investors (as such term is defined in
Section 13.2).

          13.4  TRANSFER OF SHARES. Prior to any transfer of Shares (as defined
                ------------------
in Section 1.1), other than in connection with an Approved Sale, the holder thereof shall cause the prospective transferee to agree in writing to be bound by the provisions of this Section 13.

          13.5  TERMINATION. The provisions of this Section 13 shall terminate
                -----------
upon the consummation of an offering by the by the Company of its Common Stock to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

     14.  TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER
          ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days of the
                                                         --------------
purchase of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provision, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Vested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Purchaser represents that Purchaser has consulted any tax advisers Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 2 for reference. PURCHASER HEREBY ASSUMES ALL
                   ---------
RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

     15.  COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the
          ------------------------------------
Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

     16.  SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under
          ----------------------
this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

     17.  GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     18.  NOTICES. Any notice required to be given or delivered to the Company
          -------
shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

     19.  FURTHER INSTRUMENTS. The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     20.  HEADINGS. The captions and headings of this Agreement are included for
          --------
case of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     21.  ENTIRE AGREEMENT. The Plan and this Agreement, together with all its
          ----------------
Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

     22.  COUNTERPARTS. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK].

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Purchaser has executed this Agreement in triplicate as of the Effective Date.


E-TEK DYNAMICS, INC.                         PURCHASER



By:________________________                  _________________________
                                             (Signature)

___________________________                  _________________________
(Please print name)                          (Please print name)

___________________________
(Please print title)


 [SIGNATURE PAGE TO E-TEK DYNAMICS, INC. RESTRICTED STOCK PURCHASE AGREEMENT]

                             E-TEK DYNAMICS, INC.

                          1997 EQUITY INCENTIVE PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Restricted Stock Purchase Agreement ("AGREEMENT") is made and entered into as of __________ 1997 (the "EFFECTIVE DATE") by and between E-Tek Dynamics, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1997 Equity Incentive Plan (the "PLAN").


PURCHASER:

SOCIAL SECURITY NUMBER:

ADDRESS:


TOTAL NUMBER OF SHARES:

PURCHASE PRICE PER SHARE:

TOTAL PURCHASE PRICE:

          1.   PURCHASE OF SHARES.
               ------------------

               1.1  PURCHASE OF SHARES. On the Effective Date and subject to the
                    ------------------
terms and conditions of this Agreement and the Plan, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above of the Company's Common Stock at the Purchase Price Per Share as set forth above (the "PURCHASE PRICE PER SHARE") for a Total Purchase Price as set forth above (the "PURCHASE PRICE"). As used in this Agreement, the term "SHARES" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

               1.2  TITLE TO SHARES. The exact spelling of the name(s) under
                    ---------------
which Purchaser will take title to the Shares is:

          __________________________________________________________________
          __________________________________________________________________

Purchaser desires to take title to the Shares as follows:

          [ ] Individual, as separate property
          [ ] Husband and wife, as community property
          [ ] Joint Tenants
          [ ] Alone or with spouse as trustee(s) of the following trust
               (including date):

               _____________________________________________________________
               _____________________________________________________________
          [ ] Other; please specify: _______________________________________
               _____________________________________________________________

               1.3  PAYMENT. Purchaser hereby delivers payment of the Purchase
                    -------
Price as follows (check and complete as appropriate):

          [ ] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

          [ ] by tender of a Secured Half Recourse Promissory Note in the principal amount of $__________, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

          2.   DELIVERY.
               --------

               2.1  DELIVERIES BY PURCHASER. Purchaser hereby delivers to the
                    -----------------------
Company (i) this Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached
                                                          ---------
hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), and (iii) the Purchase Price by delivery of a check and/or a Secured Half Recourse Promissory Note in the form of Exhibit 3 and (iv) a Stock Pledge
                                             ---------
Agreement in the form of Exhibit 4, executed by Purchaser (the "PLEDGE
                         ---------
AGREEMENT").

               2.2  DELIVERIES BY THE COMPANY. Upon its receipt of the Purchase
                    -------------------------
Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 11 until expiration or termination of the Company's Repurchase Option and Right of First Refusal described in Sections 8 and 9; provided, however, that the Shares will be retained in escrow so long
       --------  -------
as they are subject to the Pledge Agreement, if applicable.

          3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents
               -------------------------------------------
and warrants to the Company that:

               3.1  AGREES TO TERMS OF THE PLAN AND THIS AGREEMENT. Purchaser
                    ----------------------------------------------
has received a copy of the Plan and this Agreement, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon purchase and disposition of the Shares, and that Purchaser should consult a tax adviser prior to such purchase or disposition.

               3.2  PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is
                    ---------------------------------------
purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

               3.3  ACCESS TO INFORMATION. Purchaser has had access to all
                    ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

               3.4  UNDERSTANDING OF RISKS. Purchaser is fully aware of: (i) the
                    ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ----
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

               3.5  NO GENERAL SOLICITATION. At no time was Purchaser presented
                    -----------------------
with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

          4.   COMPLIANCE WITH SECURITIES LAWS.
               -------------------------------

               4.1  COMPLIANCE WITH FEDERAL SECURITIES LAWS. Purchaser
                    ---------------------------------------
understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of this Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

               4.2  COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE PLAN AND
                    ------------------------------------------
THIS AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE. ANY PROVISION OF THIS AGREEMENT WHICH IS INCONSISTENT WITH
SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

          5.   RESTRICTED SECURITIES.
               ---------------------

               5.1  NO TRANSFERS UNLESS REGISTERED OR EXEMPT. Purchaser
                    ----------------------------------------
understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act and qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

               5.2  SEC RULE 144. In addition, Purchaser has been advised that
                    ------------
SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and
                                                                             ---
paid for (within the meaning of Rule 144), before they may be resold under Rule
--------
144. Purchaser understands that Shares paid for with a promissory note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

               5.3  SEC RULE 701. The Shares are issued pursuant to SEC Rule 701
                    ------------
promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

          6.   RESTRICTIONS ON TRANSFERS.
               -------------------------

               6.1  DISPOSITION OF SHARES. Purchaser hereby agrees that
                    ---------------------
Purchaser will make no disposition of the Shares (other than a permitted transfer under Section 9.6) unless and until:

               (a) Purchaser has notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser has complied with all requirements of this Agreement applicable to the disposition of the Shares;

               (c) Purchaser has provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act, or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken; and

               (d) Purchaser has provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in
Section 4.2.

               6.2  RESTRICTION ON TRANSFER. Purchaser shall not transfer,
                    -----------------------
assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Option or the Company's Right of First Refusal, except as permitted by this Agreement.

               6.3  TRANSFEREE OBLIGATIONS. Each person (other than the Company)
                    ----------------------
to whom the Shares are transferred by means of one of the permitted transfers specified in this Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such shares would be so subject if retained by the Purchaser.

          7.   MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with
               -------------------------
any registration of the Company's securities that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify.

          8.   COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or
               -----------------------------------------------
its assignee, shall have the option to repurchase the Purchaser's Unvested Shares (as defined in Section 8.2 below) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause.

               8.1  TERMINATION AND TERMINATION DATE. In case of any dispute as
                    --------------------------------
to whether Purchaser is Terminated, the Committee shall have sole discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "TERMINATION DATE").

               8.2  UNVESTED AND VESTED SHARES. Shares that are vested pursuant
                    --------------------------
to the schedule set forth in this Section 8.2 are "VESTED SHARES. Shares that are not vested pursuant to the schedule set forth in this Section 8.2 are "UNVESTED SHARES." Unvested Shares may not be sold or otherwise transferred by Purchaser without the Company's prior written consent. On the Effective Date thirty-five forty-eighths (35/48) of the Shares will be Unvested Shares and thirteen forty-eighths (13/48) of the Shares will be Vested Shares. Provided that Purchaser continues to provide services to the Company or to any parent or Subsidiary of the Company at all times from the Effective Date until September 1, 1997 (the "SECOND VESTING DATE"), then on the Second Vesting Date an additional one forty-eighth (1/48) of the Shares will become Vested Shares; and thereafter, for so long (and only for so long) as Purchaser continuously provides services to the Company or to any parent or Subsidiary of the Company at all times after the Second Vesting Date, an additional one forty-eighth (1/48) of the Shares will become Vested Shares at the end of each full succeeding month elapsed after the Second Vesting Date until the Shares are vested with respect to one hundred percent (100%) of the Shares; provided that, to the extent Purchaser is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, the Shares will vest at least as rapidly as the rate of twenty percent (20%) for each of five (5) full years following the Effective Date. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share. No Shares will become Vested Shares after the Termination Date. The number of Shares that are Vested Shares or Unvested Shares will be proportionally adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan.

               8.3  EXERCISE OF REPURCHASE OPTION. At any time within ninety
                    -----------------------------
(90) days after the Termination Date, the Company, or its assignee(s), may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

               8.4  CALCULATION OF REPURCHASE PRICE. The Company or its
                    -------------------------------
assignee(s) shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Purchaser's Unvested Shares at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan).

               8.5  PAYMENT OF REPURCHASE PRICE. The repurchase price shall be
                    ---------------------------
payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

               8.6  RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement
                    -------------------------------
shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with the Company (or any Parent or Subsidiary of the Company) at any time for any reason or no reason, with or without Cause.

          9.   COMPANY'S RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold
               --------------------------------
or otherwise transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

               9.1  NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall
                    ---------------------------
deliver to the Company a written notice (the "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

               9.2  EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within
                    ----------------------------------
thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with Section 9.3 below.

               9.3  PURCHASE PRICE. The purchase price for the Offered Shares
                    --------------
purchased under this Section will be equal to the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

               9.4  PAYMENT. Payment of the purchase price for the Offered
                    -------
Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

               9.5  HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares
                    --------------------------
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that
                                                               --------
such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, and provided further, that (i) any such sale or
                                  -------- -------
other transfer is effected in compliance with all applicable securities laws and
(ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed. Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such one hundred twenty (120) day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               9.6  EXEMPT TRANSFERS. Notwithstanding anything to the contrary
                    ----------------
in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "IMMEDIATE FAMILY" will mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of Purchaser or Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or Purchaser's spouse.

               9.7  TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First
                    -------------------------------------
Refusal will terminate as to all Shares on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan).

          10.  RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of
               ---------------------
this Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that the Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this

Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

          11.  ESCROW. As security for Purchaser's faithful performance of this
               ------
Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal; provided, however, that the Shares will be retained in escrow so long
         --------  -------
as they are subject to the Pledge Agreement.

          12.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
               --------------------------------------------

               12.1 LEGENDS. Purchaser understands and agrees that the Company
                    -------
will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT (THE "AGREEMENT") BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY UNDER SUBDIVISION (e) OF SECTION 705 OF THE CALIFORNIA CORPORATIONS CODE AS PROVIDED IN THE AGREEMENT.

               12.2 STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, to ensure
                    --------------------------
compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               12.3 REFUSAL TO TRANSFER. The Company will not be required (i) to
                    -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

          13.  SALE OF THE COMPANY.
               -------------------

               13.1 APPOINTMENT OF PROXY. Purchaser hereby appoints Summit/E-Tek
                    --------------------
Holdings, L.L.C. ("HOLDINGS") as his or her true and lawful proxy and attorney-in-fact, with full power of substitution, to vote the Shares and other voting securities of the Company for the approval and consummation of an Approved Sale and all such other matters as expressly provided for in this Section 13. The proxy and power granted by Purchaser pursuant to this Section 13.1 are (or, in the case of any subsequent proxies, will be) coupled with an interest and are (or, in the case of any subsequent proxies, will be) granted in accordance with the provisions of Section 705 of the California Corporations Code and shall each be valid (and irrevocable) until the consummation of an Approved Sale. The proxy and power granted by Purchaser pursuant to this Section 13.1 (and any subsequent proxies and powers granted by Purchaser as contemplated below) may, at the request of Holdings, be embodied in one or more separate instruments containing terms consistent with the terms set forth in this Section 13.1, and in such case Purchaser agrees to promptly execute and deliver each such separate instrument or instruments. Purchaser acknowledges that the proxy granted hereby is irrevocable in accordance with the provisions of Section 705(e) of the California Corporations Code until the consummation of an Approved Sale and is given to secure Purchaser's obligation to vote the Shares and other voting securities of the Company held by Purchaser for the approval and consummation of an Approved Sale.

               13.2 APPROVED SALE. For the purposes of this Section 13, an
                    -------------
"APPROVED SALE" shall mean any sale of all or substantially all (or any agreement to sell all or substantially all) of the Company's assets determined on a consolidated basis or any sale or exchange of all or substantially all (or any agreement to sell or exchange substantially all) of the Company's outstanding capital stock (whether by merger, sale, recapitalization, consolidation, reorganization, combination or otherwise) to any Person or Persons which is approved by the Board and the holders of a majority of the Shares then held by the Investors; provided that no such transaction or contemplated transaction shall constitute an Approved Sale hereunder unless: (i) upon the consummation of the Approved Sale, all of the holders of Common Stock and Preferred Stock (on an as converted to Common Stock basis) shall receive the same form and amount of consideration per share of Common Stock, or if any holders of Common Stock or Preferred Stock are given an option as to the form and amount of consideration to be received, all holders shall be given the same option; and (ii) all holders of Shares representing then currently exercisable rights to acquire shares of Common Stock (including all holders of Preferred Stock) shall be given an opportunity to either (A) exercise such rights (including conversion rights in the case of the holders of Preferred Stock) prior to the consummation of the Approved Sale and participate in such sale as holders of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by the holders of Common Stock in connection with the Approved Sale less the exercise price (if any) per share of Common Stock of such rights to acquire Common Stock by (2) the number of shares of Common Stock represented by such then currently exercisable rights, and in the case if both clause (A) and clause (B) above, such holders of rights to acquire shares of Common Stock shall also receive upon the exercise or exchange of such rights such additional consideration, if any, as may be payable in connection with such exercise or exchange (including, with respect to the Preferred Stock, all accrued and unpaid dividends thereon payable pursuant to the terms of the Articles of Incorporation). The following definitions shall apply for the purposes of this
Section 13.2 only:

               (i) "PERSON" shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof;

               (ii) "SHARES" shall mean (a) any Common Stock purchased or otherwise acquired by any Shareholder, (b) any Common Stock issued or issuable directly or indirectly upon the conversion, exercise or exchange of any securities purchased or otherwise acquired by any Shareholder which are convertible into or exercisable or exchangeable for Common Stock (including the Preferred Stock and any stock options granted by the Company) and (c) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (a) or (b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular securities constituting Shares hereunder, such securities shall cease to be Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; other than in this Section 13.2 and as expressly noted in Section 13.3, the term "SHARES" shall have the meaning ascribed to it in Section 1.1;

               (iii) "INVESTORS" shall mean the Persons who purchased shares of the Company's Preferred Stock pursuant to that certain Recapitalization Agreement dated as of June 27, 1997;

               (iv) "SHAREHOLDERS" shall collectively mean the Persons who owned shares of the Company's Common Stock or Preferred Stock immediately after the July 23, 1997 recapitalization of the Company;

               (v) "PREFERRED STOCK" shall mean the Company's Class A Convertible Preferred Stock; and

               (vi) "ARTICLES OF INCORPORATION" shall mean the Company's Amended and Restated Articles of Incorporation as in effect from time to time.

               13.3  SALE OF STOCK. If the Approved Sale is structured as a sale
                     -------------
of stock, Purchaser shall agree to sell the Shares on the terms and conditions approved by the Board and the holders of a majority of the Shares (as such term is defined in Section 13.2) held by the Investors (as such term is defined in
Section 13.2).

               13.4  TRANSFER OF SHARES. Prior to any transfer of Shares (as
                     ------------------
defined in Section 1.1), other than in connection with an Approved Sale, the holder thereof shall cause the prospective transferee to agree in writing to be bound by the provisions of this Section 13.

               13.5  TERMINATION. The provisions of this Section 13 shall
                     -----------
terminate upon the consummation of an offering by the by the Company of its Common Stock to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

          14.  TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER
               ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Purchaser hereby acknowledges that Purchaser has been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities) within 30 days of the
                                                         --------------
purchase of the Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their Fair Market Value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Vested Shares, at the time they cease to be Unvested Shares, over the Purchase Price for such Shares. Purchaser represents that Purchaser has consulted any tax advisers Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 2 for reference. PURCHASER HEREBY ASSUMES ALL
                   ---------
RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

          15.  COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer
               ------------------------------------
of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

          16.  SUCCESSORS AND ASSIGNS. The Company may assign any of its rights
               ----------------------
under this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

          17.  GOVERNING LAW: SEVERABILITY. This Agreement shall be governed by
               ---------------------------
and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

          18.  NOTICES. Any notice required to be given or delivered to the
               -------
Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

          19.  FURTHER INSTRUMENTS. The parties agree to execute such further
               -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          20.  HEADINGS. The captions and headings of this Agreement are
               --------
included for ease of reference only and will be disregarded in interpreting or construing this Agreement.

          21.  ENTIRE AGREEMENT. The Plan and this Agreement, together with all
               ----------------
its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

          22.  COUNTERPARTS. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Purchaser has executed this Agreement in triplicate as of the Effective Date.


E-TEK DYNAMICS, INC.                         PURCHASER


By:__________________________                _______________________________
                                             (Signature)

_____________________________                _______________________________
Please print name)                           (Please print name)

_____________________________
Please print title)


 [SIGNATURE PAGE TO E-TEK DYNAMICS, INC. RESTRICTED STOCK PURCHASE AGREEMENT]

                             E-TEK DYNAMICS, INC.

                          1997 EQUITY INCENTIVE PLAN

                        STOCK OPTION EXERCISE AGREEMENT

     This Exercise Agreement is made and entered into as of ____________, 19____ (the "EFFECTIVE DATE") by and between E-Tek Dynamics, Inc., a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1997 Equity Incentive Plan (the "PLAN").

PURCHASER:                         _____________________________________________

SOCIAL SECURITY NUMBER:            _____________________________________________

ADDRESS:                           _____________________________________________

                                   _____________________________________________

TOTAL NUMBER OF SHARES:            _____________________________________________

EXERCISE PRICE PER SHARE:          _____________________________________________

TOTAL EXERCISE PRICE:              _____________________________________________

OPTION NO. ____ DATE OF GRANT:     _____________________________________________

TYPE OF OPTION:                    [ ] INCENTIVE STOCK OPTION
                                   [ ] NONQUALIFIED STOCK OPTION

          1.  EXERCISE OF OPTION.
              ------------------

               1.1  EXERCISE. Pursuant to exercise of that certain option
                    --------
("OPTION") granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above ("SHARES") of the Company's Common Stock at the Exercise Price Per Share set forth above ("EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares,
(b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

                    1.2  Title To Shares. The exact spelling of the name(s)
                         ---------------
under which Purchaser will take title to the Shares is:

     ___________________________________________________________________________

     ___________________________________________________________________________

Purchaser desires to take title to the Shares as follows:

               [ ]  Individual, as separate property
               [ ]  Husband and wife, as community property
               [ ]  Joint Tenants
               [ ]  Alone or with spouse as trustee(s) of the
                         following trust (including date):

                         _______________________________________________________
                         _______________________________________________________

               [ ]  Other; please specify: _________________________________
                         _______________________________________________________

                    1.3  Payment. Purchaser hereby delivers payment of the
                         -------
Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

               [ ] in cash (or check) in the amount of $____________, receipt of which is acknowledged by the Company;

               2.   DELIVERY.
                    --------

                    2.1  Deliveries by Purchase.  Purchaser hereby delivers to
                         ----------------------
the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), and (iii) the Exercise Price by delivery of a check.

                    2.2  Deliveries by the Company. Upon its receipt of the
                         -------------------------
Exercise Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 10 until expiration or termination of the Company's Right of First Refusal described in Section 8.

          3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents
               -------------------------------------------
and warrants to the Company that:

                    3.1  Agrees to Terms of the Plan. Purchaser has received a
                         ---------------------------
copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

                    3.2  Purchase for Own Account for Investment. Purchaser is
                         ---------------------------------------
purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

                    3.3  Access to Information. Purchaser has had access to all
                         ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

                    3.4  Understanding of Risks. Purchaser is fully aware of:
                         ----------------------
(i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                    3.5  No General Solicitation. At no time was Purchaser
                         -----------------------
presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

               4.   COMPLIANCE WITH SECURITIES LAWS.
                    -------------------------------

                    4.1  Compliance with Federal Securities Laws. Purchaser
                         ---------------------------------------
understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

                    4.2  Compliance with California Securities Laws. THE PLAN,
                         ------------------------------------------
THE STOCK OPTION AGREEMENT, AND THIS EXERCISE AGREEMENT ARE INTENDED TO COMPLY WITH SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE. ANY PROVISION OF THIS EXERCISE AGREEMENT WHICH IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

               5.   RESTRICTED SECURITIES.
                    ---------------------

                    5.1  No Transfer Unless Registered or Exempt. Purchaser
                         ---------------------------------------
understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

                    5.2  SEC Rule 144. In addition, Purchaser has been advised
                         ------------
that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser
               ------------
understands that Shares paid for with a Note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule
144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

                    5.3  SEC Rule 701. The Shares are issued pursuant to SEC
                         ------------
Rule 701 promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety
(90) days after the first sale of Common Stock of the Company of the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

               6.   RESTRICTIONS ON TRANSFERS.
                    -------------------------

                    6.1  Disposition of Shares. Purchaser hereby agrees that
                         ---------------------
Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

                         (a)  Purchaser shall have notified the Company of the
proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                         (b)  Purchaser shall have complied with all
requirements of this Exercise Agreement applicable to the disposition of the Shares;

                         (c)  Purchaser shall have provided the Company with
written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule
144) has been taken; and

                         (d)  Purchaser shall have provided the Company with
written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

                    6.2  Restriction on Transfer. Purchaser shall not transfer,
                         -----------------------
assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Right of First Refusal, except as permitted by this Exercise Agreement.

                    6.3  Transferee Obligations. Each person (other than the
                         ----------------------
Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) the Company's Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Purchaser.

               7.   MARKET STANDOFF AGREEMENT. Purchaser agrees in connection
                    -------------------------
with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

               8.   COMPANY'S RIGHT OF FIRST REFUSAL. Before any Vested Shares
                    --------------------------------
held by Purchaser or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in this Section (THE "RIGHT OF FIRST REFUSAL").

                    8.1  Notice of Proposed Transfer. The Holder of the Offered
                         ---------------------------
Shares shall deliver to the Company a written notice (THE "NOTICE") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (THE "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

                    8.2  Exercise of Right of First Refusal. At any time within
                         ----------------------------------
thirty (30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

                    8.3  Purchase Price. The purchase price for the Offered
                         --------------
Shares purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Company's Board of Directors.

                    8.4  Payment. Payment of the purchase price for Offered
                         -------
Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

                    8.5  Holder's Right to Transfer. If all of the Offered
                         --------------------------
Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided
                                                                    --------
that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is
                   -------- -------
effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                    8.6  Exempt Transfers. Notwithstanding anything to the
                         ----------------
contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient;
(ii) any transfer of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate family" will
                                                      ----------------
mean Purchaser's spouse, the lineal descendant or antecedent, father, mother, brother or sister, adopted child or grandchild of the Purchaser or the Purchaser's spouse, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser or the Purchaser's spouse.

                    8.7  Termination of Right of First Refusal. The Company's
                         -------------------------------------
Right of First Refusal will terminate when the Company's securities become publicly traded.

               9.   RIGHTS AS SHAREHOLDER. Subject to the terms and conditions
                    ---------------------
of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of First Refusal. Upon an exercise of the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

               10.  ESCROW. As security for Purchaser's faithful performance of
                    ------
this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of the Right of First Refusal.

               11.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
                    --------------------------------------------

                    11.1 Legends. Purchaser understands and agrees that the
                         -------
Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER AND A RIGHT OF FIRST REFUSAL OPTION HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT (THE "AGREEMENT")
                                                                ---------
               BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

               THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY UNDER SUBDIVISION (e) OF SECTION 705 OF THE CALIFORNIA CORPORATIONS CODE AS PROVIDED IN THE AGREEMENT.

                    11.2 Stop-Transfer Instructions. Purchaser agrees that, to
                         --------------------------
ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                    11.3 Refusal to Transfer. The Company will not be required
                         -------------------
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or
(ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

               12.  SALE OF THE COMPANY.
                    -------------------

                    12.1 Appointment of Proxy. Purchaser hereby appoints
                         --------------------
Summit/E-Tek Holdings, L.L.C. ("HOLDINGS") as his or her true and lawful proxy and attorney-in-fact, with full power of substitution, to vote the Shares and other voting securities of the Company for the approval and consummation of an Approved Sale and all such other matters as expressly provided for in this
Section 12. The proxy and power granted by Purchaser pursuant to this Section
12.1 are (or, in the case of any subsequent proxies, will be) coupled with an interest and are (or, in the case of any subsequent proxies, will be) granted in accordance with the provisions of Section 705 of the California Corporations Code and shall each be valid (and irrevocable) until the consummation of an Approved Sale. The proxy and power granted by Purchaser pursuant to this Section
12.1 (and any subsequent proxies and powers granted by Purchaser as contemplated below) may, at the request of Holdings, be embodied in one or more separate instruments containing terms consistent with the terms set forth in this Section 12.1, and in such case Purchaser agrees to promptly execute and deliver each such separate instrument or instruments. Purchaser acknowledges that the proxy granted hereby is irrevocable in accordance with the provisions of Section 705(e) of the California Corporations Code until the consummation of an Approved Sale and is given to secure Purchaser's obligation to vote the Shares and other voting securities of the Company held by Purchaser for the approval and consummation of an Approved Sale.

                    12.2 Approved Sale. For the purposes of this Section 12, an
                         -------------
"APPROVED SALE" shall mean any sale of all or substantially all (or any agreement to sell all or substantially all) of the Company's assets determined on a consolidated basis or any sale or exchange of all or substantially all (or any agreement to sell or exchange substantially all) of the Company's outstanding capital stock (whether by merger, sale, recapitalization, consolidation, reorganization, combination or otherwise) to any Person or Persons which is approved by the Board and the holders of a majority of the Shares then held by the Investors; provided that no such transaction or contemplated transaction shall constitute an Approved Sale hereunder unless: (i) upon the consummation of the Approved Sale, all of the holders of Common Stock and Preferred Stock (on an as converted to Common Stock basis) shall receive the same form and amount of consideration per share of Common Stock, or if any holders of Common Stock or Preferred Stock are given an option as to the form and amount of consideration to be received, all holders shall be given the same option; and (ii) all holders of Shares representing then currently exercisable rights to acquire shares of Common Stock (including all holders of Preferred Stock) shall be given an opportunity to either (A) exercise such rights (including conversion rights in the case of the holders of Preferred Stock) prior to the consummation of the Approved Sale and participate in such sale as holders of Common Stock or (B) upon the consummation of the Approved Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Common Stock received by the holders of Common Stock in connection with the Approved Sale less the exercise price (if any) per share of Common Stock of such rights to acquire Common Stock by (2) the number of shares of Common Stock represented by such then currently exercisable rights, and in the case if both clause (A) and clause (B) above, such holders of rights to acquire shares of Common Stock shall also receive upon the exercise or exchange of such rights such additional consideration, if any, as may be payable in connection with such exercise or exchange (including, with respect to the Preferred Stock, all accrued and unpaid dividends thereon payable pursuant to the terms of the Articles of Incorporation). The following definitions shall apply for the purposes of this Section 12.2 only:

                         (i)    "PERSON" shall mean an individual, a
partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof;

                         (ii)   "SHARES" shall mean (a) any Common Stock
purchased or otherwise acquired by any Shareholder, (b) any Common Stock issued or issuable directly or indirectly upon the conversion, exercise or exchange of any securities purchased or otherwise acquired by any Shareholder which are convertible into or exercisable or exchangeable for Common Stock (including the Preferred Stock and any stock options granted by the Company) and (c) any capital stock or other equity securities issued or issuable directly or indirectly with respect to the securities referred to in clauses (a) or (b) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular securities constituting Shares hereunder, such securities shall cease to be Shares when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act; other than in this Section 12.2 and as expressly noted in Section 12.3, the term "SHARES" shall have the meaning ascribed to it in Section 1.1;

                         (iii)  "INVESTORS" shall mean the Persons who purchased
shares of the Company's Preferred Stock pursuant to that certain
Recapitalization Agreement dated as of June 27, 1997;

                         (iv)   "SHAREHOLDERS" shall collectively mean the
Persons who owned shares of the Company's Common Stock or Preferred Stock immediately after the July 23, 1997 recapitalization of the Company;

                         (v)    "PREFERRED STOCK" shall mean the Company's Class
A Convertible Preferred Stock; and

                         (vi)   "ARTICLES OF INCORPORATION" shall mean the
Company's Amended and Restated Articles of Incorporation as in effect from time to time.

                    12.3 Sale of Stock. If the Approved Sale is structured as a
                         -------------
sale of stock, Purchaser shall agree to sell the Shares on the terms and conditions approved by the Board and the holders of a majority of the Shares (as such term is defined in Section 12.2) held by the Investors (as such term is defined in Section 12.2).

                    12.4 Transfer of Shares. Prior to any transfer of Shares (as
                         ------------------
defined in Section 1.1), other than in connection with an Approved Sale, the holder thereof shall cause the prospective transferee to agree in writing to be bound by the provisions of this Section 12.

                    12.5 Termination. The provisions of this Section 12 shall
                         -----------
terminate upon the consummation of an offering by the Company of its Common Stock to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

               13.  TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY
                    ----------------
SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT

TO CHANGE. PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS OPTION OR DISPOSING OF THE SHARES.

                    13.1 Exercise of Incentive Stock Option. If the Option
                         ----------------------------------
qualifies as an incentive stock option, there will be no regular federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal income tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.

                    13.2 Exercise of Nonqualified Stock Option. If the Option
                         -------------------------------------
does not qualify as an incentive stock option, there may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company will be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                    13.3 Disposition of Shares. If the Shares are held for more
                         ---------------------
than twelve (12) months after the date of the acquisition of the Shares pursuant to the exercise of the Option for Vested Shares and, in the case of an ISO, are disposed of more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one year or two year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               14.  COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and
                    ------------------------------------
transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

               15.  SUCCESSORS AND ASSIGNS. The Company may assign any of its
                    ----------------------
rights under this Exercise Agreement, including its right to repurchase Shares under the Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

               16.  GOVERNING LAW: SEVERABILITY. This Exercise Agreement shall
                    ---------------------------
be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

               17.  NOTICES. Any notice required to be given or delivered to the
                    -------
Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

               18.  FURTHER INSTRUMENTS. The parties agree to execute such
                    -------------------
further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

               19.  HEADINGS. The captions and headings of this Exercise
                    --------
Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

               20.  ENTIRE AGREEMENT. The Plan, the Stock Option Agreement and
                    ----------------
this Exercise Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

               IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of Effective Date.

E-TEK DYNAMICS, INC.                    PURCHASER



By:________________________________     ______________________________________
                                        (Signature)

___________________________________     ______________________________________
(Please print Name)                     (Please print name)

___________________________________
(Please print title)

   [SIGNATURE PAGE TO E-TEK DYNAMICS, INC. STOCK OPTION EXERCISE AGREEMENT]

                             E-TEK DYNAMICS, INC.

                          1997 EQUITY INCENTIVE PLAN

                            STOCK OPTION AGREEMENT

               This Stock Option Agreement ("AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between E-Tek Dynamics, Inc., a California corporation (the "COMPANY"), and the participant named below ("PARTICIPANT"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 1997 Equity Incentive Plan (the "PLAN").

PARTICIPANT:                            ______________________________

SOCIAL SECURITY NUMBER:                 ______________________________

ADDRESS:                                ______________________________

                                        ______________________________

TOTAL OPTION SHARES:                    ______________________________


EXERCISE PRICE PER SHARE:

DATE OF GRANT:

EXPIRATION DATE:



TYPE OF STOCK OPTION

(CHECK ONE):                            [ ] INCENTIVE STOCK OPTION

                                        [ ] NONQUALIFIED STOCK OPTION

               1.   GRANT OF OPTION. The Company hereby grants to Participant an
                    ---------------
option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

               2.   EXERCISE PERIOD.
                    ---------------

                    2.1  Exercise Period of Option. This Option shall become
                         -------------------------
exercisable as it vests. For so long (and only for so long) as Participant continuously provides services to the Company, any Subsidiary or Parent of the Company at all times after the Date of Grant, one forty-eighth (1/48) of the Shares will become Vested Shares at the end of each full month elapsed after the Date of Grant. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share. This Option shall not be exercisable with respect to Unvested Shares.

                    2.2  Vesting of Options. Shares that are vested pursuant to
                         ------------------
the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES."

                    2.3  Expiration. The Option shall expire on the Expiration
                         ----------
Date set forth above or earlier as provided in Section 3 below.

               3.   TERMINATION.
                    -----------

                    3.1  Termination for Any Reason Except Death, Disability or
                         ------------------------------------------------------
Cause. If Participant is Terminated for any reason, except death, Disability or
-----
for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

                    3.2  Termination Because of Death or Disability. If
                         ------------------------------------------
Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination other than because of Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

                    3.3  Termination for Cause. If Participant is terminated for
                         ---------------------
Cause, then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

                    3.4  No Obligation to Employ. Nothing in the Plan or this
                         -----------------------
Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

               4.   MANNER OF EXERCISE.
                    ------------------

                    4.1  Stock Option Exercise Agreement. To exercise this
                         -------------------------------
Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be
                               ---------
approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, Participant's election to exercise the Option, the
                 ----- ----
number of Vested Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

                    4.2  Limitations on Exercise. The Option may not be
                         -----------------------
exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

                    4.3  Payment. The Exercise Agreement shall be accompanied by
                         -------
full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

               (a) provided that a public market for the Company's stock exists. (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (2) through a
                                                                --
                    "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    4.4  Tax Withholding. Prior to the issuance of the Shares
                         ---------------
upon exercise of the Option. Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

                    4.5  Issuance of Shares. Provided that the Exercise
                         ------------------
Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

               5.   NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the
                    -------------------------------------------------
Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (a) the date two
(2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

               6.   COMPLIANCE WITH LAWS AND REGULATIONS. The Plan and this
                    ------------------------------------
Agreement are intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Agreement which is inconsistent with
Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

               7.   NONTRANSFERABILITY OF OPTION. The Option may not be
                    ----------------------------
transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's executor, administrator, heir or legatee. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

               8.   COMPANY'S RIGHT OF FIRST REFUSAL. Before any Vested Shares
                    --------------------------------
held by Participant or any transferee of such Vested Shares (either being sometimes referred to herein as the "HOLDER") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred (the "OFFERED SHARES") on the terms and conditions set forth in the Exercise Agreement (the "RIGHT OF FIRST REFUSAL").

                    8.1  Termination of Right of First Refusal. The Company's
                         -------------------------------------
Right of First Refusal will terminate when the Company's securities become publicly traded.

               9.   TAX CONSEQUENCES. Set forth below is a brief summary as of
                    ----------------
the Date of Grant of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                    9.1  Exercise of ISO. If the Option qualifies as an ISO,
                         ---------------
there will be no regular federal or California income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

                    9.2  Exercise of Nonqualified Stock Option. If the Option
                         -------------------------------------
does not qualify as an ISO, there may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                    9.3  Disposition of Shares. If the Shares are held for more
                         ---------------------
than one year after the date of the issuance of the Shares pursuant to the exercise of the Option for Vested Shares and, in the case of an ISO, are disposed of more than two years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one year or two year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               10.  PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have
                    -----------------------------
any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

               11.  INTERPRETATION. Any dispute regarding the interpretation of
                    --------------
this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

               12.  ENTIRE AGREEMENT. The Plan is incorporated herein by
                    ----------------
reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

               13.  NOTICES. Any notice required to be given or delivered to the
                    -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

               14.  SUCCESSORS AND ASSIGNS. The Company may assign any of its
                    ----------------------
rights under this Agreement including its Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

               15.  GOVERNING LAW. This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

               16.  ACCEPTANCE. Participant hereby acknowledges receipt of a
                    ----------
copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

               17.  COUNTERPARTS. This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement in triplicate as of the Date of Grant.

E-TEK DYNAMICS, INC.                         PARTICIPANT

By: ___________________________________      ___________________________________
                                             (Signature)

_______________________________________      ___________________________________
(Please print name)                          (Please print name)

_______________________________________
(Please print title)